Investor Presentation

April 2025

FITLIFE BRANDS®

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make concerning future strategic objectives, business prospects, acquisition and divestiture opportunities and plans, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, anticipated results of litigation and regulatory developments or general economic conditions. These forward-looking statements involve risks, uncertainties and assumptions that include, but are not limited to, the ability of the Company to continue to grow revenue, the financial condition of our retail partners, the Company's ability to successfully integrate acquisitions, and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are based on the current estimates and assumptions of management as of the date of this presentation and are subject to uncertainty and changes beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Brands & Sales Channels

FitLife Brands, Inc. (Nasdaq: FTLF) sells 250+ SKUs across 13 brands in both wholesale and online channels

Legacy FitLife Brands*

	Description	GNC	Other Wholesale	Online
NDS Nutrition	Premium general health & weight loss	✓		✓
PMD	Premium sports nutrition	✓		✓
Siren Labs	Premium weight loss & sports nutrition	✓		✓
Nutrology	Vegan & all-natural sports nutrition	✓		✓
Metis	Premium male health & weight loss	✓		✓
iSatori	High-quality weight loss & sports nutrition		✓	✓
Energize	Time-release energy products		✓	✓
BioGenetic	Weight loss & general health			✓
Core Active	Value-oriented sports nutrition & weight loss			✓

Recently Acquired Brands

Mimi's Rock Corp (MRC) – Acquired February 28, 2023

	Description	GNC	Other Wholesale	Online
Dr Tobias	Premium general health supplements		✓	✓
ANA	Premium natural skincare			✓
Maritime Naturals	Premium natural skincare			✓

MusclePharm – Acquired October 10, 2023

	Description	GNC	Other Wholesale	Online
MP MusclePharm	Premium sports nutrition		✓	✓

*Note: Legacy FitLife excludes all brands acquired in the last 2 years

Investment Thesis

1. **Proven management team that is aligned with shareholders**
2. Compelling financial performance
3. Growth potential



Management Team Overview

Management team is comprised of capable industry veterans and accomplished executives from other industries



Dayton Judd
Chief Executive Officer

- CEO since Feb '18, current Chairman
- Founder & Managing Partner of Sudbury Capital Management
- Prior experience includes: Portfolio Manager at Q Investments; Associate Principal at McKinsey & Co.
- MBA from Harvard Business School; BS/MAcc in Accounting from Brigham Young University



Jenna Sinnett
Chief Operating Officer

- COO since Oct '15
- 20 years operations experience in wholesale business
- Prior experience includes: VP of Supply Chain at FTLF; Project Management roles at FTLF
- BS and MS in Exercise Science from University of Nebraska Omaha



Jakob York
Chief Financial Officer

- CFO since Aug '22
- Prior experience includes: Controller for Greenidge Generation Holdings (Nasdaq: GREE); Controller & Financial Reporting roles at Allied Motion Technologies (Nasdaq: AMOT); Auditor at PWC
- BS/MAcc in Accounting from Brigham Young University; Certified Public Accountant



Pat Ryan
Chief Retail Officer

- CRO since Jun '16
- 25 years of experience in retail and wholesale business both domestically and internationally
- Prior experience includes: VP of Sales and other sales positions at FTLF since 2004
- BS in Public Relations from Kansas State University



Rick Anderson
EVP of Sales

- EVP of Sales since Oct '15
- 33 years of experience in the supplement industry
- Prior experience includes: EVP of Sales at iSatori (acquired by FTLF in 2015); EVP at EAS
- BS in Business and MS in Ed. Psychology from the University of Colorado Denver



Ryan Hansen
EVP

- EVP since Nov '23
- Prior experience includes: Chief Operating Officer at Pearl Street Dental Partners; Senior Manager at Bain & Company; Product Manager at Worthington Enterprises (NYSE: WOR)
- MBA from Harvard Business School; BS/MAcc in Accounting from Brigham Young University

Historical Revenue & Adjusted EBITDA

FitLife's transformation began with our current CEO in early 2018



Total Company TTM Revenue and Adjusted EBITDA
$, millions
Revenue
Adj. EBITDA
• Significant sales decline and several quarters of negative EBITDA
• Company in default on debt and behind on payables
• Significant cost reduction
• Development of new e-commerce business
• Recapitalization and debt reduction
• Product branding/packaging refreshed
• Share repurchases
• Increased focus on new product development
• Continued growth of online business
• Strong and growing free cash flow
• Inorganic growth (3 acquisitions)
• Listing on Nasdaq
New CEO
Impact of COVID-19 & GNC bankruptcy
Acquisition of Nutrology (Apr 2021)
Acquisition of MRC (Feb 2023)
Acquisition of MusclePharm (Oct 2023)
25.3 1.1 23.0 (0.2) 19.4 (1.9) 18.1 (2.1) 17.8 (2.5) 16.8 (2.0) 16.2 (1.4) 16.7 (0.5)
17.1 1.0 18.0 1.8 17.9 1.9 19.0 2.5 19.1 2.7 20.2 3.2 18.9 2.9 19.5 3.1 22.1 4.5 21.2 4.4
26.6 6.6 26.9 6.8 27.9 7.0 29.6 7.3 29.0 7.3 30.6 7.5 28.8 6.7 32.2 7.2 39.2 8.0 44.8 8.7 52.7 10.2
58.5 11.6 60.7 12.4 62.8 13.4 64.5 14.1 63.5-63.8 13.9-14.1
65 60 55 50 45 40 35 30 25 20 15 10 5 0 -5
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1*
2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

*Note: Includes preliminary Q1 2025 results

Historical Stock Prices

FitLife's transformation has delivered significant equity value with minimal dilution to shareholders

Split Adjusted Price Per Share


$20
$15
$10
$5
$0
Annualized Returns (as of Apr. 17, 2025):
• 1-year: -10%
• 2-year: 25%
• 3-year: 34%
• 4-year: 34%
• 5-year: 62%
• Since new CEO in Feb 2018: 59%
Shares Outstanding:
• As of 12/31/2018: 8,895,554
• As of 4/17/2025: 9,384,144
Impact of financial restatement
New CEO
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Note: All closing prices and share counts are adjusted for the effects of the reverse/forward split that became effective on 4/16/2019 and the forward splits that were effective on 12/8/2021 and 2/7/2025; includes prices from 1/4/2016 – 4/17/2025

Insider Ownership

CEO and entities he controls own a majority of outstanding shares, creating strong alignment of incentives

% of Total Common Shares Outstanding


Public Float
(41.5%)
CEO
(56.4%)
Other
Insiders
(2.1%)

Total shares outstanding as of April 17, 2025: 9,384,144


PMD
PMD
CG
CREATINE + GLUTA
STRENGTH AND REC
UNFLAVORED

Investment Thesis

1. Proven management team that is aligned with shareholders

2. Compelling financial performance

3. Growth potential


DR TOBIAS
OMEGA 3
Fish Oil
Triple Strength

Margin Profile

Compelling margins are driven by differentiated brands and products

TTM Q4 2024 Margins
% of Net Revenue



50%
40%
30%
20%
10%
0%
43.6%
36.4%
21.9%
Gross Margin
Contribution % of Net Revenue*
Adjusted EBITDA Margin

Examples of products with strong advocacy from GNC franchisees



PUMP FUEL
CENSOR
TRIPACT PROTEIN

GNC franchisees promote FitLife products in their stores because of:

a. High and consistent product quality
b. Best-in-class unit economics for GNC franchisees that provide strong alignment of incentives

Examples of products on Amazon with strong search rankings and consumer advocacy



Best Seller
Overall Pick
Dr. Tobias Colon 14 Day Cleanse, Advanced Gut Cleanse Detox for Women & Men with Cascara Sagra...
Capsule
28 Count (Pack of 1)
4.3 (90.1K)
100K+ bought multiple times
MusclePharm Combat Protein Powder, Cookies 'N' Cream Flavor, Fuels Muscles for Productive...
52 Servings (Pack of 1)
4.6 (16.2K)
4K+ bought multiple times

*Contribution is a non-GAAP financial measure which management defines as gross profit less advertising and marketing expenditures

Free Cash Flow

Capital light business with low leverage results in strong cash flow

Capital Expenditures
% of Net Revenue



0.3%
0.2%
0.1%
0.0%
0.00%
0.00%
0.20%
0.02%
2021
2022
2023
2024

Net Debt
$, millions



20
15
10
5
0
-5
-10
-15
-9.9
-13.3
18.2
8.6
2021
2022
2023
2024

	2021	2022	2023	2024
Net Debt/ Adj. EBITDA	-	-	1.8x	0.6x

Adjusted Free Cash Flow*
$, millions



12
10
8
6
4
2
0
4.7
4.4
5.7
9.9
2021
2022
2023
2024
Transaction Expenses
Unadjusted Free Cash Flow

*Note: Adjusted Free Cash Flow = Net cash provided by operating activities – capital expenditures + merger and acquisition related costs

Contribution

Strong financial performance evidenced by YoY growth in contribution dollars & contribution as a percent of net revenue

Contribution (Gross profit less advertising and marketing expense)
$, millions



MusclePharm
MRC
Legacy FitLife
YoY Growth
Q4 2024 vs. Q4 2023
7
6
5
4
3
2
1
0
4.4
1.9
2.4
6.1
0.8
2.5
2.8
6.3
0.8
2.5
2.9
5.9
0.8
2.5
2.6
5.2
0.6
2.5
2.1
+18%
N/A
+31%
-15%
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	YoY Growth
Total Net Revenue ($, millions)	13.3	16.6	16.9	16.0	15.0	+13%
Contribution % of Net Revenue	33.4%	36.6%	36.9%	37.0%	34.9%	

+1.5%

FITLIFE

Online Revenue

Growing online business with strong subscriber base underpins current financial performance



Online Net Revenue
% of Total Net Revenue
80%
70%
60%
50%
40%
30%
20%
10%
0%
Acquisition of MRC in Feb 2023
25%+ of online sales from subscribers
2%
6%
13%
20%
24%
28%
63%
67%
2017
2018
2019
2020
2021
2022
2023
2024
Total Net Revenue ($, millions)
17.8
17.1
19.1
22.1
27.9
28.8
52.7
64.5

FITLIFE

Investment Thesis

1. Proven management team that is aligned with shareholders

2. Compelling financial performance

3. Growth potential


CENSOR

Organic Growth

Large and growing industry supports organic growth potential of existing brands



Estimated Dietary Supplement Market Size
$, billions
Rest of World
US
Est. CAGR
2024 - 2030
400
300
200
100
0
187
132
55
319
242
77
+9.5%
+10.6%
+5.9%
2024
2030

Key Growth Opportunities for Select Brands:

Legacy FitLife

- Continued increase in online sales and subscribers, despite declining foot-traffic and sales at certain wholesale partners
- Pursuing international expansion opportunities

Dr. Tobias (the largest MRC brand)

- Growth on Amazon via continued optimization of advertising campaigns
- New product development with focus on single-ingredient supplements
- Currently exploring sales channels beyond Amazon

MusclePharm

- Continuing process of gaining increased distribution among both new and previous MusclePharm wholesale customers
- New product development, including (1) the launch of the newly developed MusclePharm Pro Series product line in majority of Vitamin Shoppe locations during first quarter of 2025 and (2) a new ready-to-drink protein offering available in three flavors

Source: Grand View Research, "Dietary Supplements Market Size, Share & Trend Analysis Report, 2024-2030"

Inorganic Growth

Industry fragmentation coupled with FitLife's access to deal flow and strong balance sheet create opportunity for M&A

Consolidation opportunity

Opportunity for "multiple arbitrage" via consolidation of smaller brands in industry

Typical Enterprise Value / EBITDA Multiples


16x
12x
8x
4x
0x
3-6x
8-15x
Add-ons
Platforms

Deal flow

Our team and infrastructure make us a qualified nurturer of brands and a desirable buyer, giving us access to deal flow

FitLife's M&A Pipeline – Last ~4 years


# of deals evaluated
60+
# of LOIs submitted
12
# of deals closed
3

Ability to finance M&A

Strong balance sheet provides flexibility to close deals without issuing equity, resulting in EPS accretion for existing shareholders

Debt Ratios – TTM Q4 2024

Net Debt / EBITDA	0.6x
Net Debt / Equity Market Value*	<0.1x

*Note: Equity market value as of April 17, 2025

Recent M&A Examples

FitLife made two acquisitions in the last two years, both of which were rapidly accretive to shareholders

MRC

Deal Overview
- Closing date: February 28, 2023
- Total consideration: $17.1 million cash (funded with $4.6 million cash from balance sheet and $12.5 million term loan)
- Investment rationale:
  - Increase exposure to general health & wellness supplements and online sales channels
  - Opportunity to unlock value quickly via SG&A rationalization
  - Timing and price was right – business was in financial distress

Impact under FitLife ownership
- Significant improvements in profitability – TTM Q4 2024 contribution of $10.0 million compares very favorably to the original purchase price
- Key levers of profit growth include:
  - Reduced non-advertising SG&A by ~$1.5 million by (a) removing executive redundancies and (b) FitLife operations team assuming responsibility for MRC
  - Reduced advertising by $2+ million via campaign optimization
  - Returned previously declining Dr. Tobias brand to growth YoY
  - Exited unprofitable markets & optimized pricing for skin care brands

MusclePharm

Deal Overview
- Closing date: October 10, 2023
- Total consideration: $18.5 million cash (funded with $8.5 million cash from balance sheet and $10.0 million term loan)
- Investment rationale:
  - Strong brand and broad consumer awareness resulting from tens of millions of promotional spend poured into the brand prior to the acquisition
  - Sound investment even assuming no return to growth; significant option value on potential future growth
  - Timing and price was right – purchased assets out of bankruptcy

Impact under FitLife ownership
- Ramped up Amazon business as previous outsourced reseller sold through inventory, including adding many new subscribers
- Re-engaged prior and new wholesale partners
- Efforts underway to regain shelf space at other wholesale partners
- Relaunched Combat Sport protein bars
- New product development (e.g., Pro Series product line, Combat Ready protein shakes)

Summary

1. Proven management team that is aligned with shareholders
2. Compelling financial performance
3. Growth potential

Please contact us at investor@fitlifebrands.com if you have any questions.



PROFESSIONAL MUSCULAR DEVELOPMENT
PMD
NITRO
CM
N.O. BOOST
PUMP AND PERFORMANCE
750mg
500mg
90 CAPSULES

Appendix



Non-GAAP Reconciliations

$, thousands

	2016	2017	2018	2019	2020	2021	2022	2023	2024
CONSOLIDATED STATEMENTS OF INCOME									
Revenue	25,314	17,799	17,077	19,136	22,111	27,913	28,803	52,700	64,469
Cost of goods sold	15,243	12,708	10,332	11,155	12,574	15,409	16,769	31,268	36,389
Gross profit	10,071	5,091	6,745	7,981	9,537	12,504	12,034	21,432	28,080
Operating expense:									
Selling, general and administrative	9,121	7,705	6,023	5,436	5,153	6,215	6,267	13,788	14,853
Impairment of intangible assets and goodwill	-	5,929	-	-	-	-	-	-	-
Depreciation and amortization	478	409	69	52	38	59	66	94	108
Total operating expenses	9,599	14,043	6,092	5,488	5,191	6,274	6,333	13,882	14,961
Operating income	472	(8,952)	653	2,493	4,346	6,230	5,701	7,550	13,119
Other expense (income):									
Interest expense (income)	109	112	133	47	6	(25)	(121)	736	1,298
Other expense (income)	(5)	8	-	(171)	(70)	(453)	-	(189)	(50)
Total other expense (income)	104	120	133	(124)	(64)	(478)	(121)	547	1,248
Net income before tax provision	368	(9,072)	520	2,617	4,410	6,708	5,822	7,003	11,871
Provision for income taxes	-	689	11	7	(4,415)	1,298	1,393	1,707	2,887
Net income	368	(9,761)	509	2,610	8,825	5,410	4,429	5,296	8,984
NON-GAAP RECONCILIATION									
Net income	368	(9,761)	509	2,610	8,825	5,410	4,429	5,296	8,984
Interest expense (income)	109	112	133	47	6	(25)	(121)	736	1,298
Income taxes	-	689	11	7	(4,415)	1,298	1,393	1,707	2,887
Depreciation and amortization	478	409	69	52	38	59	66	94	108
Foreign exchange (gain) loss	-	-	-	-	-	-	-	(189)	(50)
EBITDA	956	(8,551)	722	2,716	4,454	6,742	5,767	7,644	13,227
Non-cash and non-recurring adjustments:									
Stock compensation expense	99	140	293	182	78	452	363	473	459
Merger and acquisition related costs	-	-	-	-	-	253	257	1,627	255
Amortization of inventory step-up	-	-	-	-	-	-	-	323	-
Restatement related costs	-	-	-	-	-	-	318	-	-
Impairment of intangibles and goodwill	-	5,929	-	-	-	-	-	-	-
Non-recurring loss (gain)	-	-	-	(171)	(70)	(453)	-	112	184
Adjusted EBITDA	1,054	(2,482)	1,015	2,727	4,462	6,994	6,705	10,179	14,125